
Healthy Food • Healthy World

Deyu Agriculture Corp.

Investor Presentation

August 2010

Deyu Agriculture

Safe Harbor Statements

This presentation contains "forward-looking statements" within the meaning of the “safe-harbor” provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by such statements, including changes from anticipated levels of sales, future national or regional economic and competitive conditions, changes in relationships with customers, access to capital, difficulties in developing and marketing new products, marketing existing products, customer acceptance of existing and new products, the company’s ability to complete additional acquisitions and other factors. Accordingly, although the Company believes that the expectations reflected in such forward-looking statements are reasonable, there can be no assurance that such expectations will prove to be correct. The Company has no obligation to update the forward-looking information contained in this presentation.

Equity Snapshot

Ticker Symbol	ECBI.OB
Price (8/19/10)	$7.50
Common Shares Outstanding (8/16/10)	9,999,999
Market Capitalization (8/18/10)	$75.0 million
Revenue (ttm)	$59.0 million
Net Income (ttm)	$9.8 million
EPS (ttm) *	$0.97
P/E (ttm) *	7.7 x
Fiscal Year End	December 31

** EPS calculation based on weighted average diluted share count of 10,106,763 shares for the quarter ended June 30, 2010.*

Investment Highlights

Fast-growing Grains Segment	• Increasing demand for branded grain food products • Sales expansion underway to cover 10,000 sales outlets by end of 2010 • Among the first companies to market its own branded grain products nationwide
Solid Corn Business	• 70% + of revenue from corn today • Majority of orders from large customers like Sinograin, Yihai Kerry, Chia Tai Group and New Hope Group
Growth Plans	• Expand into deeply processed corn and grain foods through acquisition
Unique and Secure Raw Material Base	• Operates in Shanxi Province, with ideal climate for grain cultivation • Consistent supply of high quality and high nutrition crops • 20-year, exclusive farming rights approx. 367 sq km of farmland • Priority in securing purchasing contracts with farmers
Rapid Revenue and Earnings Growth	• Revenues and net income have grown organically at a near-150% CAGR during the last three years

Company Overview

Deyu Agriculture

- Headquartered in Beijing
- Operations in Jinzhong City, Linfen City of Shanxi province and Sichuan Province
- Leading corn wholesaler
- Emerging supplier of brand-name grain products
- Large agricultural base in Jinzhong, with 20-year, exclusive access to approximately 367 sq. km (550,000 mu) of farmland
- 130 full-time and 600 part-time, seasonal employees

Financial Highlights

US$ million


Revenue
45
40
35
30
25
20
15
10
5
0
CAGR 148.3%
6.6
18.0
40.7
2007
2008
2009


Net Income
16
14
12
10
8
6
4
2
0
CAGR 144.9%
1.2
3.5
7.2
11.0
15.0
2007
2008
2009
2010E*
2011E*

(*) Make-good figures

History and Milestones

July 2010	Expanded sales network to cover 3,300+ sales outlets in 12 provinces in China
April 2010	Completed a share-exchange transaction with Eco Building International, Inc.; listed on the OTC Bulletin Board
2H 2009	Aggressively marketed branded grain foods; strategically transformed business to focus on processed grain foods
1H 2009	Modified corporate structure to prepare for overseas listing
2007-2008	Focused on organic growth of corn and grain operations
2006	Established corn processing operation; secured large customers such as Yihai Kerry
2004	Founded Deyu Agriculture in Shanxi province with focus on partially processed grains

Deyu Agriculture

Agricultural Base in Jinzhong

- **Unique ecological environment that is ideal for grain cultivation**
  - Around 1,000 meters above sea level
  - No frost
  - Lots of sunshine throughout the year
  - Over 10 degrees of temperature difference between day and night
  - Below-normal rainfall
- **More nutritious crops** compared with those produced in other regions due to
  - 135+ day growing season, the longest one for cultivation within China
  - Farmland requires only one planting per year
- Deyu's products are grown **naturally organic** due to climate and geographical conditions







Land and Farmers

Land

- Signed **agricultural co-operative agreements with local governments** of counties and villages in Jinzhong for farming purposes
- **20-year exclusive farming access** to approximately 367 sq km of farmland, which comprises of our agricultural base in Shanxi

Farmers

- Provide **seeds, cultivation technology and training**
- Face **penalty** in case they cannot deliver or sell to other companies
- Incentivizes **200+ farmer agents** to secure sufficient crops for production
- Helps farmers maintain stable income with **higher purchasing prices**

Deyu Agriculture

- **Largest company authorized to secure purchases in the region**
- **To enter into more cooperative agreements for expansion of farmland**
- **To sign up more farmer agents**
- **Expect geographical expansion in Shanxi and Inner Mongolia**

Growth Catalysts

Growing consumption	• Grain and corn-based food is becoming an essential component of the daily diet of many Chinese people • Popularity of a healthy diet calls for a balanced diet and more grain • Recommended consumption of 250-400g processed grain food and 50-100g of coarse grains and whole grain food per day for adults*
Regulatory support	• Integration of the rural and urban economies increases farmers' incomes and to develops an environmentally friendly and resource-efficient agricultural sector • Benefits vertically integrated players
Grain and corn properties	• Grain is rich in vitamin B1, dietary fiber and trace elements; beneficial for diabetes and high blood pressure • Corn and corn by-products are frequently used in healthy food. Corn oil is low in cholesterol and beneficial for mitigating high blood pressure and heart disease
Favorable demographics	• The Chinese are becoming increasingly health and nutrition conscious and inclined to spend on quality organic food • Younger people in their 30s-40s are seeking a healthier and more nutritious lifestyle, due to the mental and physical demands from on-the-go lifestyle

(*) Source: The Chinese Nutrition Society

Product Portfolio

Corn

- Partially processed
- Sold in bulk to major agricultural-product companies for final processing
- Sole supplier to and strategic partner of Yihai Kerry Group in Shanxi Province

Grain Products

- Simply processed in many varieties; some certified as organic
- Sold under brand names “Deyu” and others
- Expanded sales network to cover 3,300+ outlets in 12 provinces and cities

Growing Shift to Grain Products



(US$ millions)
50
40
30
20
10
0
18.0
41.6
2008
2009
Corn
Grain

	2009
Grain	23%
Corn	77%

(1) Based on gross sales of corn and grain segments.

Deyu Agriculture

Competitive Advantages

Stable Cultivation Base	• Reliable supply combined with a solid purchasing network
Unique Geography	• Corn and grains have unique nutritional benefits that derive from their cultivation in Shanxi province
Adaptable Warehouse	• Scalable storage capacity for corn and grains can meet future demand
Strong Brand Equity	• Among the first to market branded grain products nationwide • Emerging leader in highly fragmented market
Extensive Marketing Network	• Largest marketing and distribution network in industry • Strong capabilities for further expansion
Strong Product Development	• High technical barriers for competitors to replicate • Plan to apply for patents
Strong Management Team	• Management has years of experience in agricultural industry

Competitive Landscape

Large Food Conglomerates

Ting Tsin International Group – Market leader in instant noodles, ready to-drink teas and bottled water; best known for "Master Kong" brand in China

White Elephant Group – Henan-based food company with "White Elephant" branded instant noodles

Hualong Group – Hebei-based food company with "White Elephant" branded instant noodles

Wu Gu Dao Chang Company – COFCO subsidiary with "Wu Gu Dao Chang" branded instant noodles

- Instant food often fried and unhealthy
- Entry into grain food segment could lead to cannibalization of sales of existing products
- Using different brand names, which takes much longer to gain recognition

Partially Processed Food

Several small players

- *Local focus*
- *No nationwide distribution network*
- *No brand*

Processed Food

All players target different products

- *No focus on grains*
- *Products use a very small portion of grains*

- Challenge to replicate brand recognition and sales channels
- High barriers to entry, as China has stopped approving new corn processors
- High technical barriers due to unique characteristics of grains

Grain Opportunity

Grain Demand Drivers

- No nationwide recognized processed brands in China
- Deyu has dominant supply of high-quality grains from Shanxi Province
- Deeply processed food captures higher margins and attracts an increasing health and nutrition-conscious population
- A segment with explosive growth in the fast consumer goods industry

Broad applications

- **Beans**—*Soybeans, Mung Beans*
- **Wheat**—*Buckwheat, Bitter buckwheat*
- **Rice**—*Millet, Black Rice, Purple Rice*
- **Potatoes**—*Sweet Potatoes, Taro, Yam*


德御
Fine Millet


德御
Whole Wheat Flour

China Grain Market

- In 2009, China produced 530 million tons of grain but consumed just 525 million tons of grain
- Demand for wheat and rice is increasing by 4 to 5 million tons per year

Potential Market Size

Processed grain food	250-400 g / day *
Coarse grains and whole grain food	50-100 g / day *
Number of urban residents	622 million
Potential market size	**>$100 billion**

** Based on dietary guidelines by the Chinese Nutrition Society*

Corn Opportunity

Corn Demand Drivers

- Demand for corn has increased by a CARG of 3%+ for the last 5 years
- Levels of germ protein and germ oil content of Deyu's corn is among highest in China
- Ethanol technologies have caused sharp increase in prices for unprocessed corn
- Large growth in processed corn products in China, where only 130 types sold, versus 1,800 in western countries
- High barrier of entry as China has stopped approving new corn processors

Broad Applications

- Animal feed
- Corn starch
- Corn-based sweeteners
- Fermentation products
- Petroleum substitutes, ethanol fuels

China Corn Consumption



Million tons
180
160
140
120
100
80
60
40
20
0
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011

China Corn Prices



$/ton
350
300
250
200
150
100
Jan-07
Mar-07
May-07
Jul-07
Sep-07
Nov-07
Jan-08
Mar-08
May-08
Jul-08
Sep-08
Nov-08
Jan-09
Mar-09
May-09
Jul-09
Sep-09
Nov-09
Jan-10
Mar-10
May-10
Jilin Region (North)
Nanning Region (South)
Shanghai Region

Source: USDA and CIBC World Markets Inc.

Vertically Integrated Production

Vertically integrated production process helps ensure quality of end products

Collection of Raw Material	Production Process: Grains	Production Process: Flour	Warehousing and Delivery
Purchase made with farmer agents	Raw grain pre-processing	Raw grain pre-processing	Drying
Collection centers	Stone cleaning	Peeling	Insecticide and anti-bacterial treatments
Raw material inspection	Husking	Milling	Ventilation
	Grinding	Packaging	Warehouse storage
	Classifying		Distribution
	Color selection		
	Polishing		
	Packaging		

Facilities

Deyu Agriculture

Production

- 3 fully automatic production lines for millet, grains and flour
- 11,667 sq. m. production facilities in Shanzhuang Tou Village, Jinzhong City
- 3,000 sq. m. drying area

Packaging

- 4 packaging lines
- 400 sq. m. packaging facilities



Logistics

- Exclusively rents 3 rail lines in the Jinzhong region to ensure cost-effective and swift transportation anywhere in China

Storage

- Existing storage capacity 50,000+ tons, with turnover of 250,000+ tons, a year
- New storage center:
  - To be completed in Sept. 2010 and commence operation in Oct. 2010
  - Covers ~46,690 sq. m. (70 mu)
  - To increase storage capacity by 70,000+ tons, with turnover of 350,000+ tons, a year
- Total storage capacity to reach 120,000+ tons, with turnover of 600,000 tons, per year

Deyu Agriculture

Research and Development

Seed breeding

- Seeds developed through hybridization in cooperation with Shanxi Agriculture Institute
- Increased output as well as pest and drought resistance

Cultivation

- Support from Shanxi Agriculture Institute and Shanxi Agriculture University
- Soil improvement and irrigation upgrades have boosted yields, quality and acreage for farmers

Processing

- Modern equipment, processes and technology
- Nutrients do not deteriorate during processing

Storage

- Advanced technologies in warehouse quality control, and detection
- Special storage techniques to ensure food safety under China's extremely strict food storage rules

Product Development

- Years of know-how in formula, taste, techniques specially for grain-based food





Marketing and Distribution

Contracted 3,300+ stores as of July 2010

Target large and mid-sized supermarkets

Deploy sales network in 12 provinces

Develop both company operating stores and dealer stores

Target 10,000 sales outlets by end of 2010


Headquarters
Agricultural base
Beijing
Shenyang
Shijiazhuang
Tianjin
Taiyuan
Jinzhong
Jinan
Xi'an
Nanjing
Chengdu
Wuhan
Shanghai
Chongqing
Fuzhou
Guangzhou

12 Wal-Mart stores in Beijing
19 Carrefour stores in Shanghai

Growth Strategy

Introduce fully processed grain products over time and launch instant food products to cater to consumer dietary trends	Expand into new product categories
Focus on simply processed grain food products, with the goal of becoming the top producer in that segment	Focus on processed grains
Expand corn acreage and continue to sell corn in larger wholesale orders to secure steady income	Expand capacity in processed corn

Strong Management Team

Mr. Jianming Hao **CEO**	• 10+ years of experience in corporate management • Manager-in-charge, Finance Department with China Merchants Group in Hong Kong (publicly listed) • Master's degree in Finance, China CPA
Mr. David Lethem **CFO**	• Internal audit and Sarbanes-Oxley compliance expert; 25+ years of auditing, accounting, finance, and operations management experience • B.A. from the University of Dubuque; MBA from the California Coast University; certified internal auditor
Mr. Wenjun Tian **President and Executive Director**	• 10+ years of experience in corporate management; agricultural business expert • Chairman of Dongsheng International Investment Inc.; Chairman of Shanxi Dongsheng Auction Co., Ltd.; Director of Detian Yu Biotechnology (Beijing) Co., Ltd., (Deyu subsidiary) • Bachelor's degree
Mr. Jianbin Zhou **COO**	• 20+ years of experience in business operations • Former VP, Dongsheng International (Beijing) Investment Co., Ltd.; former GM, Antai Global (Beijing) Risk Management Co., Ltd.
Mr. Li Ren **Vice President, Brand Operation**	• A renowned branding expert in China's consumer goods industry and one of the few experts in developing local Chinese brands • Independent branding consultant; served as VP, Hebei Zhongwang Group and successfully established Beijing Wu Gu Dao Chang Company.

Financial Overview

Strong Revenue and Profit Growth

Revenue

(US$ millions)


45.0
40.0
35.0
30.0
25.0
20.0
15.0
10.0
5.0
0.0
CAGR 148.3%
6.6
18.0
40.7
14.6
32.9
2007
2008
2009
1H 2009
1H 2010

Net Income

(US$ millions)


16
14
12
10
8
6
4
2
0
CAGR 144.9%
1.2
3.5
7.2
11.0
15.0
2.9
5.5
2007
2008
2009
2010E*
2011E*
1H 2009
1H 2010

(*) Make-good figures

High and Improving Margins

Corn Business


Revenue
Gross Margin
35
30
25
20
15
10
5
0
22%
20%
18%
16%
14%
12%
10%
4.2
12.3
32.2
26.0
11.9%
17.1%
20.2%
21.1%
2007
2008
2009
1H2010

Grains Business


Revenue
Gross Margin
10
8
6
4
2
0
70%
60%
50%
40%
30%
20%
10%
0%
2.4
5.5
9.4
6.0
58.3%
61.8%
58.5%
43.4%
2007
2008
2009
1H2010

(1) Revenue based on net sales of corn and grain segments

Summary Income Statement

	Six Months Ended June 30		Year Ended December 31	
	2010	2009	2009	2008
Net revenue	$32,915,852	$14,601,679	$40,732,447	$17,269,937
Cost of goods sold	(24,658,176)	(10,846,173)	(30,136,581)	(12,673,361)
Gross Profit	8,257,676	3,755,505	10,595,866	4,596,576
Operating expenses	(2,568,860)	(823,130)	(3,321,922)	(1,085,612)
Operating income	5,688,816	2,932,375	7,273,944	3,510,964
Interest income	3,465	2,269	10,081	1,440
Interest expense	(152,591)	(38,532)	(102,893)	(47,289)
Income before income taxes	5,539,690	2,896,113	7,181,132	3,465,115
Provision for income taxes	-	-	-	-
Net income	5,539,690	2,896,113	7,181,132	3,465,115
Net income per share - basic	$0.82	$0.59	$1.46	$0.70
Net income per share - diluted	$0.74	$0.59	$1.46	$0.70
Weighted average number of shares outstanding - basic	6,750,718	4,930,000	4,930,000	4,930,000
Weighted average number of shares outstanding - diluted	7,532,682	4,930,000	4,930,000	4,930,000

Summary Balance Sheet

	June 30, 2010	December 31, 2009
Cash and cash equivalents	$9,572,696	$2,562,501
Accounts receivable, net	6,651,250	4,200,749
Inventory	12,453,734	8,233,760
Total current assets	32,478,555	16,130,080
Property, plant, and equipment, net	4,187,382	2,939,475
Construction-in-progress	4,336,483	3,254,696
Total Assets	42,517,601	23,831,153
Short-term loan	3,829,950	1,801,960
Long-term liabilities	-	-
Total Liabilities	5,966,747	2,132,917
Total Stockholders' Equity	36,550,854	21,698,236
Total Liabilities and Stockholders' Equity	42,517,601	23,831,153

Investment Highlights

Fast-growing Grains Segment	• Increasing demand for branded grain food products • Sales expansion underway to cover 10,000 sales outlets in 35 cities by end of 2010 • Among the first companies to market its own branded grain products nationwide
Solid Corn Business	• 70% + of revenue from corn today • Majority of orders from large customers like Sinograin, Yihai Kerry, Chia Tai Group and New Hope Group
Growth Plans	• Expand into deeply processed corn and grain foods through acquisition
Unique and Secure Raw Material Base	• Operates in Shanxi Province, with ideal climate for grain cultivation • Consistent supply of high quality and high nutrition crops • 20-year, exclusive farming rights to approx. 367 sq km of farmland • Priority in securing purchasing contracts with farmers
Rapid Revenue and Earnings Growth	• Revenues and net income have grown organically at a near-150% CAGR during the last three years

Contact Information

Company Contact:

David Lethem, Chief Financial Officer
Deyu Agriculture Corp.
Tel: +1-239-940-8889
E-mail: david@china-deyu.com
http://www.china-deyu.com

Auditor
KCCW Accountancy Corp.

Legal Counsel
Anslow + Jaclin LLP

Investor Relations Contact:

John Harmon, Senior Account Manager
CCG Investor Relations
Tel: +1-646-833-3424
E-mail: john.harmon@ccgir.com
http://www.ccgir.com


Healthy Food • Healthy World
Thank You!

Deyu Agriculture Corp.

Investor Presentation

Deyu Agriculture